UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SUPPORTSOFT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

SUPPORTSOFT,  INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

SUPPORTSOFT, INC.

1900 SEAPORT BOULEVARD

3RD FLOOR

REDWOOD CITY, CA 94063

Stockholder Meeting to be held on May 21, 2008

Proxy Material Available

•    Form 10-K

•    Notice and Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 8, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit:  www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)  BY INTERNET  -  www.proxyvote.com

2)  BY TELEPHONE  -  1-800-579-1639

3)  BY E-MAIL*  -  sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type:	Annual
Meeting Date:	5/21/08
Meeting Time:	4:00 p.m. PDT
For holders as of:	4/1/08

Meeting Location:

SupportSoft, Inc.

1900 Seaport Boulevard

3rd Floor

Redwood City, CA 94063

Meeting Directions:

For Meeting Directions Please Call:

650-556-9440

How To Vote

Vote In Person

Many s tockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

1.              The Board of Directors recommends a vote FOR the listed nominees as directors for the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominees:

1a.	Kevin C. Eichler

1b.	Shawn Farshchi

1c.	J. Martin O’Malley

1d.	Joshua Pickus

1e.	Jim Stephens

1f.	James Thanos

The Board of Directors recommends a vote FOR the following proposal.

2.               To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

3.              In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

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SUPPORTSOFT,   INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Stockholder Meeting to be held on May 21, 2008

Proxy Material Available

•    Form 10-K

•    Notice and Proxy Statement

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 8, 2008.

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)  BY INTERNET  -  www.proxyvote.com

2)  BY TELEPHONE  -  1-800-579-1639

3)  BY E-MAIL*  -  sendmaterial@proxyvote.com

*If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

B1SFP1

Meeting Information

Meeting Type:	Annual
Meeting Date:	5/21/08
Meeting Time:	4:00 p.m. PDT
For holders as of:	4/1/08

Meeting Location:

SupportSoft, Inc.

1900 Seaport Boulevard

3rd Floor

Redwood City, CA 94063

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Please refer to the proposals and follow the instructions.

B1SFP2

Voting items

1.

The Board of Directors recommends a vote FOR the listed nominees as directors for the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

Nominees:

	1a.	Kevin C. Eichler

	1b.	Shawn Farshchi

	1c.	J. Martin O’Malley

	1d.	Joshua Pickus

	1e.	Jim Stephens

	1f.	James Thanos

The Board of Directors recommends a vote FOR the following proposal.

2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

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Voting Instructions

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